                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                        SPC RECEIVABLES SALE AGREEMENT
                        ------------------------------

          SPC RECEIVABLES SALE AGREEMENT, dated as of December 31, 1998 (this "Agreement"), among JPFD FUNDING COMPANY, a Delaware corporation ("JPFD
----------                                                         ----
Funding"), and RS FUNDING INC., a Nevada corporation (the "Company").
                                                           -------

                             W I T N E S S E T H:

          WHEREAS, pursuant to the Receivables Purchase Agreement, dated as of May 30, 1996 (as amended, restated, supplemented or otherwise modified form time to time, the "JPFD RPA"), among JPFD Funding, a Delaware corporation, JP
              --------
Foodservice Distributors, Inc., a Delaware corporation ("Distributors"),
                                                         ------------
Illinois Fruit & Produce Corp., an Illinois corporation (as the surviving entity following merger with Sky Bros., Inc., a Pennsylvania corporation and collectively with Distributors, the "JP Sellers") and U.S. Foodservice, f/k/a JP
                                     ----------
Foodservice, Inc., a Delaware corporation ("U.S. Foodservice"), as the "Parent"
                                            ----------------
therein, JPFD Funding has been purchasing JP Receivables and JP Receivables Property (both as hereinafter defined) from the JP Sellers on the terms and subject to the conditions set forth in the JPFD RPA;

          WHEREAS, pursuant to the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, restated, supplemented or otherwise modified, the "RSA"), among certain Sellers party thereto (collectively, the "U.S. Sellers"),
 ---                                                             ------------
U.S. Foodservice, Inc. (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a US
------------
Foodservice Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and the Company, the Company has been purchasing "Receivables" and
---------
"Receivables Property" (each as hereinafter defined) from the U.S. Sellers on the terms and subject to the conditions set forth in the RSA;

          WHEREAS, the JP Sellers have become parties to the RSA as "Sellers" (as defined therein) pursuant to Section 9.13 thereof, whereby the Company will be purchasing from the JP Sellers and the U.S. Sellers, "Receivables" and "Receivables Property" (each as hereinafter defined) created after the Effective Date on the terms and subject to the conditions set forth in the RSA;

          WHEREAS, the Company desires to purchase from JPFD Funding all of the JP Receivables and JP Receivables Property with respect thereto existing on the date hereof on the terms and subject to the conditions set forth herein;

          WHEREAS, JPFD Funding and the Company desire the sale of such JP Receivables and JP Receivables Property from JPFD Funding to the Company to be a true sale providing the Company with the full benefits of ownership of such JP Receivables; and

          WHEREAS, to obtain a portion of the necessary funds to purchase such JP Receivables and JP Receivables Property, the Company has entered into the Series 1998-1 Supplement to the Pooling Agreement (as hereinafter defined).

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

               Section 1.01   Certain Defined Terms. As used in this Agreement,
                              ---------------------
the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Code" shall mean the Internal Revenue Code of 1986, and
                ----
regulations promulgated thereunder or any successor statute and related regulations.

               "Contract" means, with respect to any Receivable, a contract
                --------
between the originator of such Receivable and any Person pursuant to or under which such Person shall be obligated to make payments to such originator.

               "Effective Date" means the date of this Agreement.
                --------------

               "Existing JP Subordinated Notes" has the meaning assigned to such
                ------------------------------
term in the JP Transition Agreement.

               "Foodservice" has the meaning specified in the recitals hereto.
                -----------

               "JP Collections" has the meaning assigned to the term
                --------------
"Collections" in the JPFD RPA.

               "JP Persons" means each JP Seller and each of its Affiliates
                ----------
other than the Company.

               "JP Receivables" has the meaning assigned to such term in Section
                --------------
2.01(a) of the JPFD RPA.

               "JP Receivables Property" has the meaning assigned to the term
                -----------------------
"Related Assets" in the JPFD RPA.

               "JP Sellers" has the meaning specified in the recitals hereto.
                ----------

               "JP Transition Agreement" means the JP Receivables Program
                -----------------------
Transition Agreement, dated as of the date hereof, among the JP Sellers, JPFD Funding and the Company.

               "JPFD RPA" has the meaning specified in the recitals hereto.
                --------

               "Lien" shall mean, with respect to any asset, (a) any mortgage,
                ----
deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset (including, without limitation, any lien which may arise under PACA, the Packers and Stockyards Act of 1921, as amended, or the Poultry Producers Financial Protection Act of 1987, as amended), (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or other similar right of a third party with respect to such securities; provided, however, that if a lien is imposed under Section 412(n) of
            --------  -------
the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a "Lien" from and after the time any Person who is obligated to make such payment pays to such plan the amount of such lien determined under Section 412(n)(3) of the Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Trustee and each Rating Agency written evidence reasonably satisfactory to the Rating Agencies of the release of such lien, or such lien expires pursuant to Section 412(n)(4)(B) of the Code or Section 302(f)(4)(B) of ERISA.

               "Material Adverse Effect" means, with respect to JPFD Funding,
                -----------------------
(a) a materially adverse effect on the business, operations, property or condition (financial or otherwise) of JPFD Funding and its Subsidiaries taken as a whole, (b) a material impairment of the ability of JPFD Funding to perform its obligations under the Transaction Documents, (c) a material impairment of the validity or enforceability of any of the Transaction Documents against JPFD Funding or (d) a material impairment of the interests, rights or remedies of the Company under the Transaction Documents.

               "Pooling Agreement" means the Pooling Agreement, dated as of
                -----------------
November 15, 1996, among the Company, the Servicer, and the Trustee on behalf of the Certificateholders, as such agreement may be amended, supplemented, waived, or otherwise modified from time to time, including, without limitation, the Series 1998-1 Supplement.

               "Purchased Receivable" means any JP Receivable sold to the
                --------------------
Company by JPFD Funding pursuant to, and in accordance with the terms of, this Agreement.

               "Purchase Price" has the meaning specified in Section 2.02.
                --------------                               ------------

               "Receivables" has the meaning assigned to such term in the RSA.
                -----------

               "Receivables Property" has the meaning assigned to such term in
                --------------------
the RSA.

               "Relevant UCC State" means each jurisdiction in which the filing
                ------------------
of a UCC financing statement is necessary or desirable to perfect the Company's interest in the JP Receivables.

               "RSA" has the meaning specified in the recitals hereto.
                ---

               "Specified Bankruptcy Opinion Provisions" shall mean the factual
                ---------------------------------------
assumptions and the actions to be taken by JPFD Funding, as specified in the legal opinion of Richards & O'Neil, LLP relating to certain bankruptcy matters and delivered on the date of this Agreement.

               "UCC Certificate" means a certificate substantially in the form
                ---------------
of Exhibit C to the RSA.

               "U.S. Foodservice" has the meaning specified in the recitals
                ----------------
hereto.

               "U.S. Sellers" has the meaning specified in the recitals hereto.
                ------------

               All capitalized terms used herein and not otherwise defined have the meanings assigned such terms in Section 1.1 of the Pooling Agreement.

               Section 1.02. Accounting and UCC Terms. All accounting terms now
                             ------------------------
specifically defined herein shall be construed in accordance with GAAP; and all terms used in Article 9 of the UCC that are used but not specifically defined herein are used herein as defined therein.

                                  ARTICLE II
                       PURCHASE AND SALE OF RECEIVABLES
                       --------------------------------

               Section 2.01.  Purchase and Sale of Receivables. (a) JPFD Funding
                              --------------------------------
hereby sells, assigns, transfers and conveys to the Company, without recourse (except to the limited extent provided herein), all its right, title and interest in, to and under (i) all JP Receivables existing on the date hereof in which JPFD Funding has an interest and all JP Receivables Property in respect of such JP Receivables and (ii) the JPFD RPA, including in respect of such agreement, (A) all property assigned thereunder and all rights of JPFD Funding to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (B) all rights of JPFD Funding to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) claims of JPFD

Funding for damages arising out of or for breach of or default under such agreement, (D) the right of JPFD Funding to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, (E) all other rights, remedies, powers, privileges and claims of JPFD Funding under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to JPFD Funding at law or in equity), including the rights of JPFD Funding to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith and (F) all monies due or to become due and all amounts received with respect to the items listed in clauses (A) through (E) and all proceeds (including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of the foregoing and all "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York) thereof.

               (b) On the Effective Date, all of JP Funding's right, title and interest in, to and under all then existing JP Receivables and all JP Receivables Property in respect of such JP Receivables shall be immediately and automatically sold, assigned, transferred and conveyed to the Company pursuant to Section 2.01 (a) without any further action by JPFD Funding or any other
   ----------------
Person.

               (c) The parties to this Agreement intend that the transactions contemplated by Sections 2.01 (a) and (b) hereby shall be, and shall be treated
                -----------------     ---
as, a purchase by the Company and a sale by the JPFD Funding of the Purchased Receivables and the JP Receivables Property in respect thereof and not a lending transaction. All sales of JP Receivables and JP Receivables Property by JPFD Funding hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, JPFD Funding, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Company of any obligation of JPFD Funding or any other Person in connection with the JP Receivables, the JP Receivables Property or any agreement or instrument relating thereto, including any obligation to any Obligor. If this Agreement does not constitute a valid sale, assignment, transfer and conveyance of all right, title and interest of JPFD Funding in, to and under the Purchased JP Receivables and the JP Receivables Property in respect thereof despite the intent of the parties hereto, JPFD Funding hereby grants a "security interest" (as defined in the UCC as in effect in the State of New York) in the Purchased Receivables, the JP Receivables Property in respect thereof and all proceeds thereof to the Company and the parties agree that this Agreement shall constitute a security agreement under the UCC in effect in New York.

               (d) In connection with the foregoing conveyances, JPFD Funding agrees to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the JP Receivables and JP Receivables Property acquired hereunder by the Company from JPFD Funding meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the Company's ownership interests in the JP Receivables and JP Receivables Property from JPFD Funding, and to deliver evidence of such filings to the Company on or prior to the Effective Date.

               (e) In connection with the foregoing conveyances, JPFD Funding agrees at its own expense, as agent of the Company, to indicate, or cause to be indicated, on the computer files containing a master database of JP Receivables that all JP Receivables included in such files and all JP Receivables Property have been sold to the Company.

               Section 2.02.  Payment of Purchase Price. (a) The amount payable
                              -------------------------
by the Company to JPFD Funding for JP Receivables and JP Receivables Property on the Effective Date under this Agreement shall be equal to an amount, with respect to each JP Receivable, equal to the purchase price originally paid by JPFD Funding in respect of such JP Receivable to the applicable JP Seller pursuant to the JPFD RPA less JP Collections in respect of such Receivable
                         ----
received from and after the date of such original purchase to but excluding the date of this Agreement (the aggregate amount payable by the Company to JPFD Funding being the "Purchase Price").
                   --------------

Upon the fulfillment of the conditions set forth in Article III, the Purchase
                                                    -----------
Price for JP Receivables and the JP Receivables Property shall be paid by the Company to JPFD Funding (x) in part, in the form of the Company's assumption of JPFD Funding's obligations under the Existing JP Subordinated Notes pursuant to the JP Transition Agreement, and (y) net of the amounts paid pursuant to the foregoing clause (x), in immediately available funds.

               Section 2.03.  No Repurchase.  Except to the extent expressly set
                              -------------
forth in the JPFD RPA (applied to the Company as if it were JPFD Funding), JPFD Funding shall not have any right or obligation hereunder or thereunder, by implication or otherwise, to repurchase from the Company any Purchased Receivables or JP Receivables Property or to rescind or otherwise retroactively affect any purchase of any Purchased Receivables or JP Receivables Property after the Effective Date.

               Section 2.04.  Obligations Unaffected. The obligations of JPFD
                              ----------------------
Funding to the Company under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable or any sale of a Receivable.


                                  ARTICLE III
                            CONDITIONS TO PURCHASE
                            ----------------------

               Section 3.01.  Conditions Precedent to Company's Purchase.  The
                              ------------------------------------------
obligation of the Company to purchase JP Receivables and JP Receivables Property hereunder on the Effective Date from JPFD Funding is subject to the satisfaction of the following conditions precedent:

               (a) The conditions precedent set forth in Sections 3.02, with respect to the JP Sellers, and 3.03 of the RSA shall have been satisfied.

               (b) The Company shall have received from JPFD Funding on or before the date of such purchase the following, each (unless otherwise indicated) dated the day of such sale and in form and substance satisfactory to the Company:

               (i)    Resolutions. Copies of the resolutions of the Board of
                      -----------
          Directors of JPFD Funding approving this Agreement and the other Transaction Documents to be delivered by JPFD Funding and the transactions contemplated thereby, certified by the Secretary or Assistant Secretary of JPFD Funding;

               (ii)   Secretary's Certificate. A certificate of the Secretary or
                      -----------------------
          Assistant Secretary of JPFD Funding certifying the names and true signatures of the officers authorized on behalf of JPFD Funding to sign this Agreement and the other Transaction Documents to be delivered by it (on which certificates the Company may conclusively rely until such time as the Company shall receive from JPFD Funding a revised certificate with respect to JPFD Funding meeting the requirements of this Section 3.01(b));
                               ---------------

               (iii)  Corporate Documents. The Articles of Incorporation of JPFD
                      -------------------
          Funding, duly certified by the secretary of state Delaware, as of a recent date acceptable to the Company, together with a copy of the By-laws of JPFD Funding, duly certified by the Secretary or an Assistant Secretary of JPFD Funding;

               (iv)   UCC Certificate; UCC Financing Statements. (i) A UCC
                      -----------------------------------------
          Certificate duly executed by a Responsible Officer of JPFD Funding and dated such date of purchase and (ii) executed copies of such proper financing statements, filed prior to the Effective Date, naming JPFD Funding as the seller and the Company as the purchaser of the Receivables and the Receivables Property, in proper form for filing in each jurisdiction in which the Company (or any of its assignees) deems it necessary or desirable to perfect the Company's ownership interest in all JP Receivables and JP Receivables Property under the UCC or any comparable law of such jurisdiction;

               (v)    UCC Searches. A written search report listing all
                      ------------
          effective financing statements that name JPFD Funding as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to Section
                           -------

          3.01(b)(iv) and in any other jurisdictions that the Company determines
          -----------
          are necessary or appropriate, together with copies of such financing statements (none of which, except for those described in Section
                                                                   --------
          3.01(b)(iv) shall cover any JP Receivables or JP Receivables
          -----------
          Property), and tax and judgment lien searches showing no such liens that are not permitted by the Transaction Documents;

                    (vi)  Consents.  Copies of all consents with respect to JPFD
                          --------
          Funding, if any (including, without limitation, consents under loan agreements and indentures to which JPFD Funding or its Affiliates are parties), necessary to consummate the transactions contemplated by the Transaction Documents; and

                    (vii) Legal Opinions. (A) One or more legal opinions from
                          --------------
counsel to each JP Seller and JPFD Funding and counsel to the Company to the effect that:

                          (I) the sale of JP Receivables by JPFD Funding to the Company pursuant to this Agreement, in each case constitutes a "true sale" and that such JP Receivables would not be property of JPFD Funding's bankruptcy estate; and

                         (II) a court should not order the substantive consolidation of the assets and liabilities of the Company with those of JPFD Funding.

                    (B) One or more legal opinions from counsel to each JP Seller and JPFD Funding and counsel to the Company:

                         (I) to the effect that each of JPFD Funding and the Company, as applicable, has all approvals, judicial, regulatory, legal or otherwise, needed to execute, deliver and perform each Transaction Document to which it is a party and that no conflict or default will occur as a result of the execution, delivery and performance thereof;

                         (II) to the effect that the Company has a perfected, first priority security interest in the JP Receivables and JP Receivables Property; and

                         (III) addressing other customary matters.

          All of the legal opinions referred to in this Section 3.01(b)(vii)
                                                        --------------------
          shall be addressed to the Trustee and any other Person reasonably requested by the Company.

                    (c) The following statement shall be true (and the acceptance by JPFD Funding of its portion of the Purchase Price on the Effective Date shall constitute a representation and warranty by JPFD Funding that on such date such statement is true): The representations and warranties of JPFD Funding contained in Section 4.02 are
                                                            ------------
true and correct in all material respects on and as of the Effective Date.


                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

               Section 4.01.  Representations and Warranties of the Company. The
                              ---------------------------------------------
Company represents and warrants as to itself for the benefit of JPFD Funding as follows:

               (a) It (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect, (ii) has the requisite corporate power and authority to effect the transactions contemplated hereby, and (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted.

               (b) The execution, delivery and performance by it of this Agreement and all instruments and documents to be delivered hereunder by it, and the transactions contemplated hereby and thereby, (i) are within its corporate powers, have been duly authorized by all necessary corporate action, including the consent of shareholders where required, and do not (A) contravene its charter or by-laws, (B) violate any law or regulation or any order or decree of any court or governmental instrumentality, (C) conflict with or result in the breach of, or constitute a default under, any indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on or affecting it or any of its respective subsidiaries or any of its properties or
(D) result in or require the creation or imposition of any Lien except as created or imposed hereunder or under the Pooling Agreement, and no transaction contemplated hereby requires compliance on its part with any bulk sales act or similar law, and (ii) do not require the consent of, authorization by or approval of or notice to or filing or registration with, any governmental body, agency, authority, regulatory body or any other Person other than those which have been obtained or made except for the filing of the Financing Statements referred to in Article III hereof, which filings JPFD Funding hereby represents
               -----------
shall have been duly made prior to or substantially contemporaneously with any purchases of JP Receivables and other JP Receivables Property and shall at all times be in full force and effect (except as they may be terminated by the Company). This Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               Section 4.02.  Representations and Warranties of JPFD Funding.
                              ----------------------------------------------
JPFD Funding hereby represents and warrants for the benefit of the Company and its assigns on and as of the Effective Date as follows:

               (a)  Organization and Good Standing.  JPFD Funding is a
                    ------------------------------
          corporation duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement, and is duly qualified and in good standing as a foreign corporation to do business in the jurisdiction in which its chief executive office is located and every other jurisdiction where such qualification is necessary, except where failure so to qualify would not reasonably be likely to have a Material Adverse Effect.

               (b)  Due Authorization.  The execution and delivery of this
                    -----------------
Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions provided for herein and therein have been duly authorized by JPFD Funding by all necessary corporate action on its part.

               (c)  No Default. JPFD Funding is not in default under or with
                    ----------
          respect to any of its Contractual Obligations in any respect which would be reasonably likely to have a Material Adverse Effect with respect to JPFD Funding.

               (d)  Valid Sale; Binding Obligations. The transfer by JPFD
                    -------------------------------
Funding of JP Receivables and JP Receivables Property made pursuant to this Agreement shall constitute a valid sale, transfer and assignment of the JP Receivables and the JP Receivables Property to the Company which is perfected and of first priority under applicable law, enforceable against creditors of, and purchasers from, JPFD Funding; and this Agreement constitutes, and each other Transaction Document to be signed by JPFD Funding when duly executed and delivered will constitute, an enforceable obligation of JPFD Funding in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (e)  No Violation.  The execution, delivery and performance of,
                    ------------
and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of JPFD Funding or any contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which JPFD Funding is a party or by which JPFD Funding or any of its properties is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents, or
(iii) violate any law or any order, rule, or regulation of any court or of any federal, state, local or other regulatory body, administrative agency, or other governmental instrumentality of the United States of America having jurisdiction over JPFD Funding or any of its properties.

               (f)  No Proceedings.  There are no proceedings or investigations
                    --------------
pending or, to the knowledge of JPFD Funding, threatened against JPFD Funding before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that, in the reasonable judgment of JPFD Funding, would materially and adversely affect the performance by JPFD Funding of its obligations under this Agreement or any other Transaction Document or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document.

               (g)  Bulk Sales Act.  No transaction contemplated by this
                    --------------
          Agreement or any other Transaction Document with respect to JPFD Funding requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

               (h)  Government Approvals.  No authorization or approval or other
                    --------------------
action by, and no notice to or filing with, any governmental authority or regulatory body in the United States of America is required for the due execution, delivery and performance by JPFD Funding of this Agreement or any other Transaction Document to which it is a party except for the filing of the UCC financing statements referred to in Article III, all of which, at the time
                                        -----------
required in Article III, shall have been duly made and shall be in full force
            -----------
and effect.

               (i)  Office.  The principal place of business and the chief
                    ------
executive office of JPFD Funding and the offices where JPFD Funding keeps its records concerning the JP Receivables are as indicated for JPFD Funding on
Schedule 1 hereto.
----------

               (j)  Margin Regulations.  No use of any funds obtained by JPFD
                    ------------------
          Funding under this Agreement or the other Transaction Documents will conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

               (k)  Quality of Title.  JPFD Funding is the legal and beneficial
                    ----------------
owner of each JP Receivable and all JP Receivables Property which is to be transferred to the Company by JPFD Funding, and such JP Receivables and JP Receivables Property shall be transferred by JPFD Funding free and clear of any Lien (other than any Lien arising under any other Transaction Document or arising solely as the result of any action taken by the Company hereunder or pursuant hereto); prior to such transfer JPFD Funding shall have made all filings under applicable law in each relevant jurisdiction in order to protect and perfect the Company's ownership interest in all JP Receivables and JP Receivables Property against all creditors of, and purchasers from, JPFD Funding; and the Company shall have acquired and shall continue to have maintained a valid and perfected first priority ownership interest in each JP Receivable and the JP Receivables Property free and clear of any Lien (other than any Lien arising solely as the result of any action taken by the Company hereunder or pursuant hereto or by the Trustee); and no effective financing statement or other instrument similar in effect covering any JP Receivable, any interest therein or any JP Receivables Property with respect thereto is on file in any recording office except such as may be filed (i) in favor of the originator of such JP Receivable in accordance with the Contract with respect thereto, (ii) in favor of the Company pursuant to this Agreement, and (iii) in favor of the Trustee.

               (l)  Valid Transfers. No transfer of any JP Receivables or any JP
                    ---------------
          Receivables Property to the Company by JPFD Funding constitutes a fraudulent transfer or fraudulent conveyance or is otherwise void or voidable under similar laws or principles, the doctrine of equitable subordination or for any other reason. The transfer of JP Receivables and JP Receivables Property by JPFD Funding to the Company pursuant to this Agreement is being made in good faith and without intent to hinder, delay or defraud creditors of JPFD Funding, and JPFD Funding acknowledges that it is receiving fair consideration and reasonably equivalent value for the purchase by the Company of JP Receivables and JP Receivables Property hereunder. The purchase of Receivables and Receivables Property by the Company from JPFD Funding constitutes a true sale of such JP Receivables and JP Receivables Property under applicable state law.

               (m)  Compliance with Applicable Laws. JPFD Funding is in
                    -------------------------------
compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (federal, state, local or foreign, and including, without limitation, environmental laws), a breach of any of which, individually or in the aggregate, would be reasonably likely to have a material adverse effect on (i) the business, operations, business prospects or condition (financial or other) of JPFD Funding or (ii) the ability of JPFD Funding to perform its obligations under this Agreement and the other Transaction Documents.

               (n)  Accounting Treatment.  JPFD Funding will not prepare any
                    --------------------
          financial statements that shall account for the transactions contemplated hereby in a manner which is, nor will it in any other respect (except for tax purposes) account for the transactions contemplated hereby in a manner which is, inconsistent with the Company's ownership interest in the JP Receivables and JP Receivables Property.

               (o)  Solvency.  Both prior to and after giving effect to the
                    --------
          transactions contemplated hereby, (i) the assets of JPFD Funding, at fair valuation, will exceed its liabilities (including contingent liabilities), (ii) the capital of JPFD Funding will not be unreasonably small to conduct its business, and (iii) JPFD Funding will not have incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature.

               (p)  Investment Company Act.  Neither JPFD Funding nor any of its
                    ----------------------
          Subsidiaries is (i) an "investment company" registered or required to be registered under the 1940 Act, or (ii) a "holding company", or a "subsidiary company" or an "affiliate" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (q)  Ownership.  All of the issued and outstanding capital stock
                    ---------
          of  JPFD Funding is owned, directly or indirectly, by U.S.
          Foodservice.

               (r)  Indebtedness to Company. Immediately prior to consummation
                    -----------------------
of the transactions contemplated hereby on the Effective Date, JPFD Funding had no outstanding Indebtedness to the Company.

          The representations and warranties set forth in this Section 4.02
                                                               ------------
     shall survive the transfer and assignment of the JP Receivables to the Company pursuant to this Agreement.


                                   ARTICLE V
                               GENERAL COVENANTS
                               -----------------

          Section 5.01.  Affirmative Covenants of JPFD Funding.  JPFD Funding
                         -------------------------------------
covenants that, until the date that is six months after the date of this
Agreement:

          (a)  Further Action Evidencing Purchases.
               -----------------------------------

               (i) JPFD Funding agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Company may reasonably request, to protect or more fully evidence the Company's ownership, right, title and interest in the JP Receivables and JP Receivables Property sold by JPFD Funding and its rights under the Contracts with respect thereto, or to enable the Company to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, JPFD Funding will upon the request of the Company (A) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or, in the reasonable opinion of the Company, desirable and (B) indicate on its books and records (including, without limitation, master data processing records) that the JP Receivables and JP Receivables Property have been sold and assigned to the Company and, in turn, the Company has sold and assigned its interest therein to the Trustee, and provide to the Company, upon request, copies of any such records.

               (ii) JPFD Funding hereby irrevocably authorizes the Company to file and the Trustee to execute one or more financing or continuation statements, and amendments thereto, relative to all or any part of the JP Receivables and JP Receivables Property sold by JPFD Funding, without the signature of JPFD Funding where permitted by law.

               (iii) If JPFD Funding fails to perform any of its agreements or obligations under this Agreement, the Company or its assignees may (but shall not be required to) perform, or cause performance of, such agreements or obligations, and the expenses of the Company incurred in connection therewith shall be payable by JPFD Funding.

               (iv)   JPFD Funding agrees that:

                      (A) the Company (and its assignees) shall have the right at any time to notify, or require that JPFD Funding at its own expense notify, the respective Obligors of the Company's ownership of the Purchased Receivables and JP Receivables Property and may direct that payment of all amounts due or to become due under the Purchased Receivables be made directly to the Company or its designee;

                      (B) JPFD Funding shall, upon the Company's written request and at JPFD Funding's expense, (I) assemble all of JPFD Funding's documents, instruments and other records (including credit files and computer tapes or disks) that (A) evidence or record JP Receivables sold by JPFD Funding and (B) are otherwise necessary or desirable to effect Collections of such Purchased Receivables (collectively, the "Documents") and (II) deliver the Documents to the Company or its designee at a place designated by
               ---------
               the Company;

                    (C) JPFD Funding hereby grants to the Company an irrevocable power of attorney (coupled with an interest) to take any and all steps in JPFD Funding's name necessary or desirable, in the reasonable opinion of the Company, to collect all amounts due under the Purchased Receivables, including, without limitation, endorsing JPFD Funding's name on checks and other instruments representing Collections, enforcing the Purchased Receivables and exercising all rights and remedies in respect thereof; and

                    (D)  upon written request of the Company, JPFD Funding will
               (I) deliver to the Company or a party designated by the Company all licenses, rights, computer programs, related material, computer tapes, disks, cassettes and data necessary to the immediate collection of the Purchased Receivables by the Company, with or without the participation of JPFD Funding (excluding software licenses which by their terms are not permitted to be so delivered, provided that JPFD Funding shall use reasonable
                          --------
               efforts to obtain consent of the relevant licensor to such delivery) and (II) make such arrangements with respect to the collection of the Purchased Receivables as may be reasonably required by the Company.

          (b)  Separate Corporate Existence of the Company.  JPFD Funding hereby
               -------------------------------------------
     acknowledges that the Trustee and the Investor Certificateholders are entering into the transactions contemplated by the Transaction Documents in reliance upon the Company's identity as a legal entity separate from JPFD Funding and all other JP Persons and that the Trustee and the Investor Certificateholders would be prejudiced by any substantive consolidation of the Company with JPFD Funding. Therefore, from and after the date of this Agreement until the date that is six months after such date, JPFD Funding will take (or refrain from taking, as the case may be) such actions, and will cause each other JP Person it controls to take (or refrain from taking, as the case may be) such actions, as shall be required in order that:

               (i) No JP Person will pay the Company's operating expenses and liabilities, recognizing, however, that certain organizational expenses of the Company and expenses relating to creation and initial implementation of the securitization program contemplated by the Transaction Documents have been or shall be paid by JPFD Funding.

               (ii) Each JP Person will conduct its business at offices segregated from the Company's offices. If office space is leased from any JP Person, a separate written lease on arm's-length terms will be in effect at a market rental rate.

               (iii) Each JP Person will maintain corporate records and books of account separate from those of the Company and telephone numbers, mailing addresses, stationery and other business forms that are separate and distinct from those of the Company.

               (iv) Any financial statements of any JP Person which are consolidated to include the Company will contain a detailed note substantially in the form, and to the effect, of the note set forth on Annex 1.
                                                         --------

               (v) The Company's assets will be maintained in a manner that facilitates their identification and segregation from those of JPFD Funding and the other JP Persons.

               (vi) Each JP Person will strictly observe corporate formalities in its dealings with the Company, and funds or other assets of the Company will not be commingled or pooled with those of any JP Person. No JP Person will maintain joint bank accounts with the Company or other depository accounts with the Company to which any JP Person has independent access.

               (vii) Any transaction between the Company and any JP Person will be fair and equitable to the Company, will be the type of transaction which would be entered into by a prudent Person in the position of the Company with an JP Person, and will be on terms which are at least as favorable to the Company as may be obtained from a Person which is not an JP Person, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (vii).
                               ------------

               (viii) No JP Person will hold itself out, or permit itself to be held out, as having agreed to pay or be liable for the debts of the Company.

               (ix) The duly elected Board of Directors of the Company and the Company's duly appointed officers shall at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Company.

               (x) JPFD Funding shall comply with those procedures described in the Specified Bankruptcy Opinion Provisions which are applicable to JPFD Funding, except, in each case above, for such failure to take actions or refrain from taking actions that are, in the aggregate, not material.

               (c)    Legend Requirement For Chattel Paper.  JPFD Funding agrees
                      ------------------------------------
     (i) at all times, with respect to chattel paper, to comply with the procedures set forth in Schedule 3 to the Pooling Agreement and (ii) that any JP Receivable that constitutes or is evidenced by "chattel paper" as defined in Article 9 of the UCC as in effect in the

     Relevant UCC State shall bear a legend stating that such Receivable has been sold to the Company and conveyed to the "Trust" created pursuant to the Pooling Agreement.

               Section 5.02.  Negative Covenants of JPFD Funding.  JPFD Funding
                              ----------------------------------
     covenants that, until the date that is six months after the date of this Agreement, JPFD Funding shall not:

               (a)  Accounting of Transfers. Prepare any financial statements
                    -----------------------
which shall account for the transactions contemplated hereby in any manner other than as a sale of JP Receivables and JP Receivables Property by JPFD Funding to the Company or in any other respect account for or treat the transactions under this Agreement (including for financial accounting purposes, except as required by law) in any manner other than as transfers of JP Receivables and JP Receivables Property by JPFD Funding to the Company; provided, however, that
                                                     --------  -------
this Section 5.02(a) shall not apply for any tax or tax accounting purposes.
     --------------

               (b)  Limitation on Conduct of Business and Fundamental Changes.
                    ---------------------------------------------------------
(i) Enter into any business or activity or transaction, either directly or indirectly, other than the business in which JPFD Funding is engaged on the date hereof or (ii) enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby and other than any merger, consolidation or amalgamation with, or conveyance, sale, lease, assignment, transfer or other disposition to or with, U.S. Foodservice or any of its Subsidiaries.


                                  ARTICLE VI
                                INDEMNIFICATION
                                ---------------

               Section 6.01.  Indemnities by JPFD Funding.  Without limiting any
                              ---------------------------
other rights that the Company may have hereunder or under applicable law, JPFD Funding hereby agrees to pay, indemnify and hold the Company harmless from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs (including reasonable attorneys'
fees), expenses and disbursements of any kind or nature whatsoever (a) which may at any time be imposed on, incurred by or asserted against the Company in any way relating to, arising out of or resulting from this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby or any action taken or omitted by the Company under or in connection with any of the foregoing or in respect of any JP Receivable or (b) which would not have been imposed on, incurred by or asserted against the Company but for its having purchased the JP Receivables hereunder (all such claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses and disbursements being collectively referred to as "Indemnified Amounts"), provided
                                                 -------------------    --------
that JPFD Funding shall have no obligation under this

Section 6.01 to the Company with respect to Indemnified Amounts (i) to the
------------
extent resulting from gross negligence or willful misconduct on the part of the Company, its agents or its assignees or (ii) resulting from any Obligor's inability to pay an amount due and payable with respect to a JP Receivable for credit reasons (it being understood that this clause (ii) shall not limit paragraph 3 of the JP Transition Agreement). Without limiting or being limited by the foregoing, JPFD Funding shall pay on demand to the Company any and all amounts necessary to indemnify the Company from and against any and all Indemnified Amounts relating to or resulting from:

               (a) the transfer by JPFD Funding of any interest in any JP Receivable or JP Receivables Property or proceeds thereof;

               (b) reliance on any representation or warranty or statement made or deemed made by JPFD Funding (or any of its officers) under or in connection with this Agreement or in any certificate or report delivered pursuant hereto that, in either case, shall have been false or incorrect in any material respect when made or deemed made;

               (c) the failure by JPFD Funding to comply with any applicable law, rule or regulation of any governmental authority with respect to any JP Receivable or Receivables Property, or the nonconformity of any JP Receivable or JP Receivables Property with any such applicable law, rule or regulation;

               (d) the failure to vest and maintain vested in the Company an ownership interest in any JP Receivable or JP Receivables Property, free and clear of any Lien, other than a Lien arising under the Transaction Documents, whether existing at the time of the purchase of such JP Receivable or JP Receivables Property or at any time thereafter;

               (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any JP Receivables or JP Receivables Property transferred to the Company by JPFD Funding;

               (f) any failure of JPFD Funding to perform its duties or obligations under this Agreement or the Transaction Documents;

               (g) any claim involving environmental liability that relates to any property that has been, is now or hereafter will be owned, leased, operated or otherwise used by JPFD Funding;

               (h) any tax or governmental fee or charge (but not including franchise taxes and taxes upon or measured by net income of the Company), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any JP Receivable or JP Receivables Property, or any interest therein or in any goods which secure any such JP Receivables, any JP Receivables Property or any other rights or assets transferred hereunder; or

               (i) any investigation, litigation or proceeding related to this Agreement or in respect of any JP Receivable or JP Receivables Property transferred to the Company by JPFD Funding.

               Notwithstanding the foregoing, JPFD Funding shall not under any circumstances be required to indemnify the Company for any Indemnified Amounts that result from any delay in the collection of any JP Receivables or any default by an Obligor with respect to any JP Receivables. The agreements set forth in this Section 6.01 shall survive the collection of all JP Receivables,
              ------------
the termination of this Agreement and the payment of all amounts payable hereunder.

               Section 6.02.  Indemnities by the Company. Without limiting any
                              --------------------------
other rights that JPFD Funding may have hereunder or under applicable law, the Company hereby agrees to indemnify JPFD Funding from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) arising out of or resulting from JPFD Funding's reliance on any representation or warranty made by the Company in this Agreement or in any certificate delivered pursuant hereto that, in either case, shall have been false or incorrect in any material respect when made or deemed made. Any and all indemnifications due and owing by the Company pursuant to this Section 6.02 shall be paid solely from
                                      ------------
funds available to the Company which are not otherwise needed to be applied to the payment of any amounts pursuant to the Pooling and Servicing Agreements, shall be non-recourse other than with respect to proceeds in excess of the proceeds necessary to make such payment, and shall not constitute a claim against the Company to the extent that insufficient proceeds exist to make such payment.


                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------

               Section 7.01.  Amendment. Neither this Agreement nor any of the
                              ---------
terms hereof may be amended, supplemented or modified except in a writing signed by the Company and JPFD Funding. Any amendment, supplement or modification shall not be effective until the Rating Agency Condition, if applicable, has been satisfied.

               Section 7.02.  Notices, Etc. All notices and other communications
                              ------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto given in accordance with this Section 9.02. All notices and communications provided for hereunder
          ------------
shall be effective, (a) if personally delivered by express mail or courier, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid and (c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

               Section 7.03.  No Waiver; Remedies. No failure on the part of the
                              -------------------
Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               Section 7.04.  Binding Effect. This Agreement shall be binding
                              --------------
upon and inure to the benefit of JPFD Funding and the Company and their respective successors and assigns, except that JPFD Funding shall have the right to assign their rights hereunder or any interest herein without the prior written consent of the Company.

               Section 7.05.  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND
                              -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               Section 7.06.  Waiver of Jury Trial;  Submission to Jurisdiction;
                              --------------------------------------------------
Other Waivers. (a) EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY
-------------
ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF ANY OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

               (b) Each of the Company and JPFD Funding hereby irrevocably and unconditionally:

          (i) submits itself and its property in any legal action or proceeding relating to this Agreement and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in Section 7.02 or at such other address of which JPFD Funding
                     ------------
or the Company, as the case may be, shall have been notified pursuant thereto;

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7.07(b) any special, exemplary, punitive or
                ---------------
     consequential damages.

          Section 7.07.  Integration.  This Agreement and the other Transaction
                         -----------
Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

          Section 7.08.  Captions and Cross References.  The various captions
                         -----------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise provided herein, references in this Agreement to any "Section," "Exhibit," "Annex" or "Schedule" are to such Section of or Exhibit or Annex or Schedule to this Agreement, as the case may be.

          Section 7.09.  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          Section 7.10.  Acknowledgment of Assignments.  JPFD Funding hereby
                         -----------------------------
acknowledges and consents to the assignment by the Company of JP Receivables and JP Receivables Property and the rights of the Company under this Agreement pursuant to the Pooling and Servicing Agreements. JPFD Funding acknowledges that the Company will grant a security interest in the Lockbox Accounts, the Eligible Segregated Accounts, the Collection Concentration Account and the Collection Account to the Trust for the benefit of the Certificateholders. JPFD Funding agrees to take any action that the Company or the Trust may reasonably request in connection with such assignment or security interest.

          Section 7.11.  No Petition in Bankruptcy.  JPFD Funding covenants and
                         -------------------------
agrees that it will not institute against or join any other Person in instituting against the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any State of the United States.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              JPFD FUNDING CORPORATION


                              By: /s/ Robert W. Gillison, IV
                                 ----------------------------------
                                 Name: Robert W. Gillison, IV
                                 Title: Treasurer

                         Address:   c/o U.S. Foodservice, Inc.
                                    9755 Patuxent Woods Drive
                                    Columbia, Maryland  21046

                         Attention:  Robert W. Gillison, IV
                         Telephone:  (410) 309-6468
                         Facsimile:  (410) 309-6296




                                Signature Page
                                      to
                           SPC Receivables Agreement

                              RS FUNDING INC., as the Company


                              By: /s/ Robert W. Gillison, IV
                                 ----------------------------------
                                 Name: Robert W. Gillison, IV
                                 Title: Treasurer

                         Address:       RS Funding Inc.
                                        3773 Howard Hughes Parkway
                                        Suite 300 N
                                        Las Vegas, Nevada  89109

                         Attention:  Jane Parr
                         Facsimile:  (702) 866-2238

                         with a copy to:

                         Address:       RS Funding Inc.
                                        850 North Hills Boulevard
                                        Reno, Nevada  89506

                         Attention:  Becky Benevides
                         Facsimile:  (702) 972-4666



                                Signature Page
                                      to
                           SPC Receivables Agreement

                                    ANNEX I
                                    -------


RS Funding Inc. is a separate, wholly-owned, bankruptcy remote subsidiary of U.S. Foodservice established to purchase accounts receivable from U.S. Foodservice, Inc. and certain of its other subsidiaries.





                                Signature Page
                                      to
                           SPC Receivables Agreement